Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Blue Calypso, Inc. a Delaware corporation (the “Company”), on Form 10-K for the period ending December 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Andrew Levi, Chief Executive Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Annual Report on Form 10-K for the year ended December 31, 2015 (the “Report”)of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew Levi
Andrew Levi
Chief Executive Officer
Date: March 22, 2016